UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2020

Date of reporting period:	December 1, 2019 — November 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Short-Term Municipal Income Fund

Annual report
11 | 30 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSMEX

Putnam
Short-Term Municipal
Income Fund

Annual report
11 | 30 | 20

Message from the Trustees

January 13, 2021

Dear Fellow Shareholder:

The world is welcoming 2021 with high hopes for the global economy and public health. Although COVID-19 infections have reached new levels, distribution of vaccines is underway, boosting optimism about a return to normal in the not-too-distant future. In the United States, President-elect Biden will take office with new proposals to rebuild the economy. The stock and bond markets start the year in good shape, indicating that investors are willing to look beyond current challenges and see the potential for renewed economic growth.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike U.S. Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Short-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in bonds that have short-term maturities from three years or less and are investment grade in quality. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

Putnam Short-Term Municipal Income Fund offers an active, research-intensive investment approach.

2 Short-Term Municipal Income Fund

Municipal bonds’ tax benefits can make their income even more attractive

Source: Putnam, as of 11/30/20. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2019 (July 2020). Most recent data available.

Short-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/20. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Short-Term Municipal Income Fund

Garrett, how was the market for short - term municipal bonds during the reporting period?

Short-term municipal bonds delivered positive performance with the Bloomberg Barclays 3-Year Municipal Bond Index [the fund’s benchmark] climbing 2.96% for the period. Early on, the asset class was supported by a combination of stabilizing U.S. economic fundamentals and positive supply/demand dynamics [technicals]. However, market conditions quickly deteriorated in March 2020 due to fears about the spread of the COVID-19 pandemic and its potential effect on global economic growth. Concerns about credit quality and the impact that the lockdowns would have on the municipal sector contributed to large outflows across the asset class. New issuance essentially halted. As investors sought cash, negative mutual fund flows drove supply and demand technicals to what we viewed as extremely negative levels.

With health risks posed by the pandemic rising and economic and financial conditions deteriorating, the Federal Reserve lowered short-term interest rates to near zero in March 2020. In an especially noteworthy move, the Fed announced that it would start buying municipal

Short-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

debt to help stabilize the market. The Fed also authorized the Municipal Liquidity Facility in April 2020 to provide aid to cash-strapped state and local governments. Fed officials subsequently expanded the program to include a broader group of counties and cities. With regard to fiscal initiatives, Congress enacted two pandemic relief packages to aid American families, hospitals, and businesses. Thanks to these historic monetary and fiscal policies, the U.S. economy began to bounce back in April and May 2020.

As conditions across the municipal market began to improve, flows into municipal bond funds turned positive in April 2020. With credit spreads at their widest in over five years, investor interest in the asset class increased. [Credit spreads reflect the yield advantage credit-sensitive bonds offer over comparable maturity U.S. Treasuries.] The Fed’s expectation that it would keep rates near zero until the end of 2023 also energized demand. With yields on certificates of deposit and Treasuries near zero, investors sought alternatives, further fueling demand. Additionally, we believe investors were drawn to municipal bonds for their historically low-default frequency and the diversification benefits they offer relative to other more volatile asset classes. High-grade municipal bond yields fell back to near historic lows as a result. Supply picked up considerably toward the end of the period as municipal borrowers continued to refinance existing, higher-coupon debt. Most of the increase in supply year over year was due to increased taxable municipal bond issuance.

How did the fund perform during the period?

For the 12 months ended November 30, 2020, the fund underperformed its benchmark, the Bloomberg Barclays 3-Year Municipal Bond Index, but outperformed the average return of its Lipper peer group, Short Municipal Debt Funds.

6 Short-Term Municipal Income Fund

What strategies or holdings influenced the fund’s performance during the period?

Credit spreads widened significantly in March and April 2020, as uncertainty increased, and economic activity sharply declined. At this time, technicals for short-term municipal bonds were particularly challenged as mutual funds liquidated variable-rate demand notes and short-term bonds to meet redemptions. This selling pressure depressed prices and pushed the yield ratios of the Securities Industry and Financial Markets Association [SIFMA] Municipal Swap Index to historically wide levels relative to U.S. Treasury yields with similar maturities.

As outflows abated and technicals stabilized, the markets began to return to more normal levels. However, with the Fed expected to keep short-term rates near zero for an extended period, yields along the municipal bond yield curve stood at historic lows for the balance of the period. Against this backdrop, we were generally neutral in our yield-curve and duration positioning. [Duration is a measure of the portfolio’s interest-rate sensitivity.] We focused on adding exposure to lower-investment-grade and to higher-rated high-yield holdings, where we found what we viewed as better value.

The fund held an underweight position in uninsured Puerto Rico municipal debt compared with its Lipper peer group. We remain cautious on Puerto Rico due to its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities. Within our strategy for state debt, we continued to hold an overweight exposure to Illinois. These holdings look attractive from a fundamental and relative value standpoint, in our view.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/20. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Short-Term Municipal Income Fund 7

How did the fund use derivatives during the period?

We used total return swaps for hedging sector exposure and for gaining exposure to specific sectors.

What is your view of the overall health of the municipal bond market?

Despite the extreme volatility created by the pandemic-induced sell-off and subsequent recovery, the municipal bond market finished the year much as it began from a technical perspective. Tax-exempt supply was relatively steady on a year-over-year basis. As such, we believe the technical backdrop is favorable for the asset class and should prove to be a tailwind into 2021.

While we are seeing credit fundamentals broadly weakening, we still believe that defaults will remain low.

What is your outlook as 2020 comes to a close?

We expect the Fed to hold short-term interest rates near zero while maintaining a bias toward more easing through non-traditional channels. Additionally, with the November 2020 elections behind us, it appears that prospects have increased for further fiscal stimulus with aid for state and local governments.

Municipal bonds demonstrated resilience in 2020, faring better than many analysts anticipated. Credit spreads, while still wider than the pre-pandemic levels, significantly narrowed from the extreme levels that occurred during the historic sell-off.  In this environment, we believe the municipal bond market is poised for continued recovery.

Given the decreased interest-rate sensitivity of a short-term fund and today’s historically low-rate environment, the fund’s total return is primarily derived from the interest earned from the yield of bonds in the portfolio. With that in mind, we continue to look for opportunities to add lower-investment-grade and high-yield holdings. Benchmark interest rates are likely to remain low, but credit spreads remain elevated and offer investors an opportunity to earn excess return.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Short-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/20

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (3/18/13)
Before sales charge	8.80%	1.10%	7.45%	1.45%	6.28%	2.05%	1.95%
After sales charge	6.35	0.80	5.04	0.99	3.88	1.28	–0.34
Class B (3/18/13)
Before CDSC	7.26	0.91	6.48	1.26	5.73	1.88	1.84
After CDSC	7.26	0.91	6.48	1.26	5.73	1.88	0.84
Class C (3/18/13)
Before CDSC	3.89	0.50	3.75	0.74	3.94	1.30	1.22
After CDSC	3.89	0.50	3.75	0.74	3.94	1.30	0.22
Class R6 (5/22/18)
Net asset value	11.00	1.36	8.90	1.72	7.17	2.33	2.22
Class Y (3/18/13)
Net asset value	10.90	1.35	8.81	1.70	7.07	2.30	2.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Short-Term Municipal Income Fund 9

Comparative index returns For periods ended 11/30/20

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Bloomberg
Barclays 3-Year
Municipal Bond	13.75%	1.69%	10.12%	1.95%	8.64%	2.80%	2.96%
Index
Lipper Short
Municipal Debt
Funds category	8.70	1.08	7.15	1.39	5.94	1.94	1.78
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/20, there were 140, 120, 106, and 88 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,726 and $10,389, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $11,100 and $11,090, respectively.

10 Short-Term Municipal Income Fund

Fund price and distribution information For the 12-month period ended 11/30/20

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	12		12	12	12	12
Income[1]	$0.123941		$0.102998	$0.050731	$0.150593	$0.149244
Capital gains[2]
Short-term gains	0.001504		0.001504	0.001504	0.001504	0.001504
Total	$0.125445		$0.104502	$0.052235	$0.152097	$0.150748
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
11/30/19	$10.08	$10.31	$10.08	$10.08	$10.08	$10.08
11/30/20	10.15	10.38	10.16	10.15	10.15	10.15
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	0.92%	0.90%	0.72%	0.18%	1.19%	1.17%
Taxable equivalent[4]	1.55	1.52	1.22	0.30	2.01	1.98
Current 30-day
SEC yield (with
expense limitation)[5,6]	N/A	0.34	0.14	–0.35	0.59	0.59
Taxable equivalent[4]	N/A	0.57	0.24	N/A	1.00	1.00
Current 30-day
SEC yield (without
expense limitation)[6]	N/A	–0.01	–0.20	–0.74	0.25	0.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2020. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Short-Term Municipal Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/20

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (3/18/13)
Before sales charge	9.14%	1.13%	7.84%	1.52%	6.38%	2.08%	2.13%
After sales charge	6.68	0.83	5.41	1.06	3.99	1.31	–0.17
Class B (3/18/13)
Before CDSC	7.47	0.93	6.75	1.32	5.84	1.91	1.91
After CDSC	7.47	0.93	6.75	1.32	5.84	1.91	0.91
Class C (3/18/13)
Before CDSC	4.15	0.52	4.11	0.81	4.14	1.36	1.39
After CDSC	4.15	0.52	4.11	0.81	4.14	1.36	0.39
Class R6 (5/22/18)
Net asset value	11.26	1.38	9.18	1.77	7.28	2.37	2.30
Class Y (3/18/13)
Net asset value	11.27	1.38	9.20	1.77	7.29	2.37	2.39

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Net expenses for the fiscal year
ended 11/30/19*	0.60%	0.80%	1.35%	0.33%	0.35%
Total annual operating expenses for the fiscal
year ended 11/30/19#	1.38%	1.58%	2.13%	1.11%	1.13%
Annualized expense ratio for the six-month
period ended 11/30/20†	0.59%	0.79%	1.34%	0.33%	0.34%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

# Restated to reflect current fees.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/21.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Short-Term Municipal Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/20 to 11/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$2.98	$3.99	$6.74	$1.67	$1.72
Ending value (after expenses)	$1,019.80	$1,018.40	$1,012.40	$1,023.20	$1,022.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/20, use the following calculation method. To find the value of your investment on 6/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$2.98	$3.99	$6.76	$1.67	$1.72
Ending value (after expenses)	$1,022.05	$1,021.05	$1,018.30	$1,023.35	$1,023.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short-Term Municipal Income Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Interest the fund receives might be taxable. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 Short-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Securities Industry and Financial Markets Association Municipal Swap Index [SIFMA] is a 7-day high-grade market index composed of tax-exempt variable rate demand obligations

Short-Term Municipal Income Fund 15

(VRDOs) with certain characteristics. The index is calculated and published by Bloomberg.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2020, Putnam employees had approximately $525,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Short-Term Municipal Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Short-Term Municipal Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

18 Short-Term Municipal Income Fund

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees previously approved an amended management contract with Putnam Management, effective December 1, 2019, at their meeting on November 22, 2019. In substance, the amended management contract differed from the previous management contract only in that in the amended management contract, the management fee was lower at every breakpoint level. The Trustees concluded that the circumstances did not indicate that further changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. However, in the case of your fund, the second expense limitation applied during its fiscal year ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least March 30, 2022. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.28% of its average net assets through at least March 30, 2022. During its fiscal year ending in 2019, your fund’s expenses were reduced as a result of this expense limitation. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile

Short-Term Municipal Income Fund 19

in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition

20 Short-Term Municipal Income Fund

to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Short Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 136, 112 and 98 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions

Short-Term Municipal Income Fund 21

allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Short-Term Municipal Income Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlights table also includes the current reporting period.

Short-Term Municipal Income Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of Putnam Short-Term Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Short-Term Municipal Income Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations and changes in net assets for the year ended November 30, 2020, including the related notes, and the financial highlights for the year ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations, changes in its net assets and the financial highlights for the year ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 9, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Short-Term Municipal Income Fund

The fund’s portfolio 11/30/20

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corporation
AMBAC AMBAC Indemnity Corporation	PSFG Permanent School Fund Guaranteed
BAM Build America Mutual	VRDN Variable Rate Demand Notes, which are floating-
FHA Insd. Federal Housing Administration Insured	rate securities with long-term maturities that carry
FNMA Coll. Federal National Mortgage	coupons that reset and are payable upon demand
Association Collateralized	either daily, weekly or monthly. The rate shown is the
FRB Floating Rate Bonds: the rate shown is the current	current interest rate at the close of the reporting
interest rate at the close of the reporting period. Rates	period. Rates are set by remarketing agents and may
may be subject to a cap or floor. For certain securities,	take into consideration market supply and demand,
the rate may represent a fixed rate currently in place	credit quality and the current SIFMA Municipal Swap
at the close of the reporting period.	Index rate, which was 0.11% as of the close of the
G.O. Bonds General Obligation Bonds	reporting period.

MUNICIPAL BONDS AND NOTES (102.6%)*	Rating**	Principal amount	Value
Alabama (1.4%)
AL State Special Care Fac. Fin. Auth. Mandatory Put
Bonds (11/1/22), (Ascension Health Credit Group),
Ser. 06C-1, 1.85%, 11/15/46	AA+	$500,000	$514,485
Black Belt Energy Gas Dist., Gas Supply Mandatory
Put Bonds (7/1/22), Ser. A, 4.00%, 8/1/47	Aa2	150,000	157,914
			672,399
Arizona (0.3%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS
Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	25,000	25,258
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.), 4.00%, 5/15/22	BBB–/F	100,000	102,120
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds, (Great
Hearts Academies), 3.75%, 7/1/24	BBB–	10,000	10,444
			137,822
California (22.1%)
CA Muni. Fin. Auth. Rev. Bonds, (Channing House),
Ser. A, 5.00%, 5/15/23	AA–	650,000	724,074
CA School Fac. Fin. Auth. 144A Rev. Bonds, (Green
Dot Pub. Schools), Ser. A, 5.00%, 8/1/21	BBB–	100,000	102,167
CA State G.O. Bonds, 5.00%, 3/1/23	Aa2	150,000	166,043
CA State Mandatory Put Bonds (12/1/21), Ser. B,
0.864%, 12/1/31	Aa2	1,000,000	1,001,350
CA State Charter School Fin. Auth. 144A Rev. Bonds,
(Summit Pub. Schools), 5.00%, 6/1/22	Baa3	105,000	108,787
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (8/1/21), (CA Academy
of Sciences), Ser. D, 0.485%, 8/1/47	A2	200,000	199,988
Mandatory Put Bonds (4/1/22), (J. Paul Getty Trust
(The)), Ser. A-2, 0.433%, 10/1/47	Aaa	500,000	500,515
CA State Infrastructure & Econ. Dev. Bank 144A
Mandatory Put Bonds (7/1/21), (DesertXpress
Enterprises, LLC), 0.45%, 1/1/50	Aaa	1,500,000	1,500,345

Short-Term Municipal Income Fund 25

MUNICIPAL BONDS AND NOTES (102.6%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Muni. Fin. Auth Mobile Home Park Rev.
Bonds, (Caritas Affordable Housing, Inc.), Ser. A,
5.00%, 8/15/23	BBB+	$510,000	$562,673
CA State Muni. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (12/1/20), (Waste
Management, Inc.), Ser. A, 0.70%, 12/1/44	A–	125,000	125,000
CA State Tobacco Securitization Agcy. Rev. Bonds,
(Gold Country Settlement Funding Corp.), Ser. A,
5.00%, 6/1/23##	A	1,025,000	1,144,413
CA State, Pub. Wks. Board Rev. Bonds
(Dept. of State Hospitals — Coalinga State Hosp.),
5.00%, 6/1/23	Aa3	235,000	262,631
(Various Capital), Ser. B, 5.00%, 3/1/23	Aa3	425,000	470,046
Fontana, Special Tax, (Cmnty. Fac. Dist. No. 85),
3.00%, 9/1/23	BB+/P	250,000	261,095
Long Beach Harbor Rev. Bonds, Ser. C ,
4.00%, 7/15/21	Aa2	500,000	511,630
Palomar, Cmnty. College Dist. G.O. Bonds,
5.00%, 5/1/23	Aa2	500,000	557,765
Port of Oakland Rev. Bonds
5.00%, 5/1/28##	A2	500,000	630,910
1.181%, 5/1/25	A1	600,000	600,768
San Bernardino Cnty., FRB, Ser. C, 0.378%, 8/1/23	AA+	375,000	371,648
San Diego, Pub. Facs. Fin. Auth. Rev. Bonds, Ser. A,
5.00%, 5/15/29	AA+	300,000	373,947
San Juan, Unified School Dist. G.O. Bonds, Ser. B,
5.00%, 8/1/23 (Prerefunded 8/1/22)	Aa2	100,000	108,057
			10,283,852
Colorado (3.1%)
CO E-470 Pub. Hwy. Auth. Mandatory Put Bonds
(9/1/21), Ser. A, 0.518%, 9/1/39	A2	500,000	498,660
CO E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A,
5.00%, 9/1/26	A2	500,000	624,855
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
4.00%, 12/1/21	Baa2	150,000	154,986
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
3.00%, 12/1/22	Ba1	39,000	39,265
U. of CO Hosp. Auth. Mandatory Put Bonds (3/1/22),
(UCHA Oblig. Group.), Ser. C-2, 5.00%, 11/15/38	AA	100,000	103,337
			1,421,103
Connecticut (2.3%)
CT State Special Tax Bonds, 5.00%, 5/1/25	A+	150,000	179,733
CT State Hsg. Fin. Auth. Rev. Bonds
Ser. D2, 3.00%, 5/15/24	Aaa	600,000	632,718
Ser. G, 2.75%, 5/15/26	Aaa	235,000	241,218
			1,053,669
District of Columbia (1.0%)
DC Rev. Bonds
(D.C. Intl. School), 5.00%, 7/1/27	BBB	300,000	356,805
(KIPP DC), 5.00%, 7/1/23	BBB+	100,000	109,803
			466,608

26 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (102.6%)* cont.	Rating**	Principal amount	Value
Florida (2.4%)
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (Nova
Southeastern U., Inc.), 5.00%, 4/1/29	A–	$150,000	$191,217
Jacksonville, Port Auth. Rev. Bonds, 4.50%, 11/1/32
(Prerefunded 11/1/22)	A2	855,000	916,150
			1,107,367
Georgia (3.9%)
Burke Cnty., Dev. Auth. Poll. Control
Mandatory Put Bonds (5/3/21), (GA Transmission
Corp. Vogtle Project), 2.50%, 1/1/52	AA–	200,000	201,648
Mandatory Put Bonds (2/3/25), (Oglethorpe Pwr.
Corp.), 1.50%, 1/1/40	Baa1	300,000	304,461
Main Street Natural Gas, Inc. Gas Supply Mandatory
Put Bonds (9/1/23), Ser. B, 0.849%, 4/1/48	Aa2	800,000	801,400
Main Street Natural Gas, Inc. Gas Supply Rev. Bonds,
Ser. A, 5.00%, 5/15/21	A3	500,000	510,045
			1,817,554
Hawaii (0.5%)
HI State Harbor Syst. Rev. Bonds, Ser. B,
0.90%, 7/1/23	Aa3	250,000	250,260
			250,260
Illinois (7.8%)
Chicago, G.O. Bonds, Ser. A
5.00%, 1/1/22	BBB+	250,000	256,213
5.00%, 1/1/21	BBB+	200,000	200,368
5.00%, 1/1/21 (Escrowed to Maturity)	BBB+	50,000	50,195
Chicago, Board of Ed. G.O. Bonds, Ser. E,
5.00%, 12/1/21	BB–	100,000	102,897
Chicago, Waste Wtr. Transmission Rev. Bonds,
5.00%, 1/1/23	A	200,000	209,328
IL State G.O. Bonds
Ser. A, 5.00%, 10/1/24	Baa3	500,000	540,635
Ser. D, 5.00%, 11/1/21	Baa3	450,000	459,068
Ser. A, 5.00%, 4/1/21	Baa3	100,000	101,184
5.00%, 1/1/21	Baa3	150,000	150,444
4.00%, 8/1/25	Baa3	225,000	229,572
IL State Fin. Auth.
Mandatory Put Bonds (11/15/24), (OSF Hlth. Care
Syst. Oblig. Group), Ser. B-1, 5.00%, 5/15/50	A	500,000	572,530
Mandatory Put Bonds (9/1/22), (Field Museum
of Natural History), 0.601%, 11/1/34	A2	490,000	487,521
IL State Fin. Auth. Rev. Bonds, (Presbyterian Homes
Oblig. Group), Ser. A, 5.00%, 11/1/23	A–/F	75,000	82,501
Northern IL U. Rev. Bonds, Ser. B, BAM
5.00%, 4/1/22	AA	100,000	105,204
5.00%, 4/1/21	AA	100,000	101,298
			3,648,958
Kentucky (2.2%)
Louisville & Jefferson Cnty., Metro. Govt. Poll.
Control Mandatory Put Bonds (4/1/21), (Louisville
Gas & Elec. Co.), Ser. A, 1.85%, 10/1/33	A1	1,000,000	1,003,690
			1,003,690

Short-Term Municipal Income Fund 27

MUNICIPAL BONDS AND NOTES (102.6%)* cont.	Rating**	Principal amount	Value
Louisiana (1.1%)
LA State Offshore Term. Auth. Deepwater Port
Mandatory Put Bonds (12/1/23), (Loop, LLC), Ser. A,
1.65%, 9/1/33	A3	$400,000	$401,580
St. John The Baptist Parish Mandatory Put Bonds
(7/1/24), (Marathon Oil Corp.), 2.125%, 6/1/37	Baa3	100,000	101,854
			503,434
Maryland (0.4%)
Frederick Cnty., Special Tax Bonds, (Oakdale-Lake
Linganore), 2.625%, 7/1/24	BB/P	200,000	200,204
			200,204
Massachusetts (0.2%)
Lowell, Collegiate Charter School Rev. Bonds,
4.00%, 6/15/24	BB–/P	50,000	51,497
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169,
4.00%, 12/1/44	Aa1	45,000	46,844
			98,341
Michigan (3.8%)
Detroit, G.O. Bonds, 5.00%, 4/1/25	Ba3	600,000	653,796
MI State Fin. Auth Mandatory Put Bonds (8/9/21),
(McLaren Hlth. Care Corp. Oblig. Group), Ser. D-2,
0.61%, 10/15/38	A1	600,000	600,228
MI State Hosp. Fin. Auth. Mandatory Put Bonds
(4/1/21), (Ascension Hlth.), Ser. F-2, 1.90%, 11/15/47	AA+	355,000	356,874
Milan Area Schools G.O. Bonds, 5.00%, 5/1/21	AA	175,000	178,325
			1,789,223
Minnesota (0.2%)
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
4.00%, 7/1/38	Aa1	70,000	73,555
			73,555
Mississippi (0.5%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	225,000	226,076
			226,076
Missouri (1.3%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev.
Bonds, 5.00%, 3/1/26	A2	500,000	602,590
			602,590
Montana (0.1%)
MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA
Insd., 3.00%, 12/1/43	Aa1	25,000	25,825
			25,825
Nevada (2.9%)
Clark Cnty., G.O. Bonds, AMBAC, 3.00%, 11/1/35	Aa1	675,000	675,729
Clark Cnty., School Dist. G.O. Bonds, Ser. A, AGM,
3.00%, 6/15/25	AA	500,000	552,890
Las Vegas, Redev. Agcy. Tax Alloc. Bonds,
5.00%, 6/15/22	BBB+	100,000	105,546
			1,334,165

28 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (102.6%)* cont.	Rating**	Principal amount	Value
New Jersey (4.2%)
Lyndhurst Twp., G.O. Bonds, 2.00%, 5/6/21	AA+/P	$500,000	$503,525
NJ State Econ. Dev. Auth. Mandatory Put
Bonds (6/1/23), (NJ-American Water Co., Inc.),
1.20%, 11/1/34	A1	500,000	507,275
NJ State Econ. Dev. Auth. Rev. Bonds, Ser. B,
5.00%, 11/1/21	Baa1	100,000	103,910
NJ State Tpk. Auth. Mandatory Put Bonds (1/1/21),
Ser. C-5, 0.563%, 1/1/28	A+	150,000	149,993
NJ State Trans. Trust Fund Auth. Rev. Bonds, Ser. AA,
5.25%, 6/15/30	Baa1	650,000	705,036
			1,969,739
New Mexico (1.0%)
Farmington, Poll. Control Mandatory Put
Bonds (6/1/22)
(Pub. Svcs. Co. of NM), Ser. B, 2.125%, 6/1/40	Baa2	100,000	102,006
(Public Service Co. of NM), 1.20%, 6/1/40	Baa2	150,000	151,371
NM State Hosp. Equip. Loan Council First Mtge. Rev.
Bonds, (La Vida Expansion), Ser. C, 2.25%, 7/1/23	BBB–/F	200,000	198,064
			451,441
New York (15.7%)
Albany, Cap. Resource Corp. Rev. Bonds, (Empire
Commons Student Hsg., Inc), 5.00%, 5/1/22	A	500,000	519,660
Long Island, Pwr. Auth. Elec. Syst. Mandatory Put
Bonds (9/1/24)(9/1/25), Ser. B
Mandatory Put Bonds (9/1/24), Ser. B,
1.65%, 9/1/49	A2	500,000	515,615
Mandatory Put Bonds (9/1/25), Ser. B,
0.85%, 9/1/50	A2	500,000	503,865
Metro. Trans. Auth. Rev. Bonds, Ser. B-2B,
5.00%, 5/15/21	A1	500,000	505,675
New York, G.O. Bonds, Ser. E, 5.25%, 8/1/22	Aa2	250,000	270,173
NY City, VRDN, Ser. I-8, 0.10%, 4/1/36	VMIG 1	1,000,000	1,000,000
NY City, Hsg. Dev. Corp. Mandatory Put Bonds
(7/1/23), Ser. B-2, 2.10%, 11/1/58	AA+	170,000	172,744
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN,
Ser. DD-1, 0.09%, 6/15/43	VMIG 1	1,000,000	1,000,000
NY State Dorm. Auth. Personal Income
Tax Rev. Bonds
Ser. E, 5.00%, 3/15/23	AA+	210,000	232,338
Ser. A, 5.00%, 2/15/23 (Prerefunded 12/18/20)	AA+	400,000	441,020
NY State Hsg. Fin. Agcy. Rev. Bonds, (Climate Bond
Certified), FNMA Coll., 1.625%, 5/1/23	Aa2	760,000	762,067
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds,
(JFK Intl. Arpt. Term. 4, LLC), 5.00%, 12/1/25	Baa1	225,000	263,252
NY State Urban Dev. Corp. Sales Tax Rev. Bonds,
Ser. A-1, 5.00%, 3/15/22	Aa2	295,000	313,060
Port Auth. of NY & NJ Rev. Bonds
Ser. 189, 5.00%, 5/1/23	Aa3	255,000	283,410
Ser. 185, 5.00%, 9/1/21	Aa3	500,000	517,410
			7,300,289

Short-Term Municipal Income Fund 29

MUNICIPAL BONDS AND NOTES (102.6%)* cont.	Rating**	Principal amount	Value
North Carolina (1.2%)
NC State Tpk. Auth. Rev. Bonds, 5.00%, 2/1/24	BBB	$500,000	$566,220
			566,220
Ohio (2.6%)
Akron Bath Coply Joint Twp. Hosp. Dist. Rev. Bonds,
(Summa Hlth. Syst. Oblig. Group)
5.00%, 11/15/27	Baa2	180,000	223,243
5.00%, 11/15/25	Baa2	255,000	304,182
OH State Higher Edl. Fac. Comm. Rev. Bonds, (U.
of Dayton), Ser. 06, AMBAC, 2.791%, 12/1/21	A+	665,000	668,531
			1,195,956
Pennsylvania (3.7%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A,
5.00%, 4/1/22	A	200,000	211,506
Bethlehem, Area School Dist. Auth. Mandatory Put
Bonds (11/1/21), 0.59%, 1/1/30	A1	150,000	149,670
Geisinger, Auth. Hlth. Syst. Mandatory Put Bonds
(2/15/27), (Geisinger Hlth. Syst.), 5.00%, 4/1/43	AA–	350,000	429,345
PA State Tpk. Comm. Rev. Bonds, 5.00%, 12/1/21	A1	200,000	209,476
Pittsburgh Wtr. & Swr. Auth. Mandatory Put Bonds
(12/1/23), Ser. C, AGM, 0.765%, 9/1/40##	AA	625,000	625,931
State Public School Bldg. Auth. Palease Rev. Bonds,
(Philadelphia School Dist.), 5.00%, 6/1/23	A2	100,000	110,175
			1,736,103
Puerto Rico (0.4%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. CC, AGM, 5.50%, 7/1/29	AA	55,000	65,327
Cmnwlth. of PR, Infrastructure Fin. Auth. Special Tax
Bonds, Ser. C, AMBAC, 5.50%, 7/1/26	C	25,000	27,661
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds, Ser. L,
NATL, 5.50%, 7/1/21	Baa2	108,834	110,002
			202,990
Rhode Island (0.2%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/22	BBB+	100,000	105,352
			105,352
South Carolina (3.4%)
SC State Pub. Svcs. Auth. Rev. Bonds, (Santee
Cooper), Ser. D
5.00%, 12/1/22 (Prerefunded 6/1/22)	AAA/P	50,000	53,563
5.00%, 12/1/22 (Prerefunded 6/1/22)	A2	50,000	53,563
SC Trans. Infrastructure Bank Mandatory Put Bonds
(10/1/22), Ser. 03B, 0.549%, 10/1/31	Aa3	1,495,000	1,488,048
			1,595,174
Texas (4.8%)
Central TX Regl. Mobility Auth. Rev. Bonds, Ser. A,
5.00%, 1/1/22	A–	300,000	314,496
Houston, Indpt. School Dist. Mandatory Put Bonds
(6/1/23), PSFG, 4.00%, 6/1/29	Aaa	1,000,000	1,090,873
Little Elm, Indpt. School Dist. G.O. Bonds, PSFG,
5.00%, 8/15/22	AAA	305,000	330,092

30 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (102.6%)* cont.	Rating**	Principal amount		Value
Texas cont.
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A3		$75,000	$90,939
TX State Affordable Hsg. Corp. Rev. Bonds, Ser. A,
GNMA, 5.25%, 9/1/28	Aa1		130,000	131,444
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/
Transmission Converting Security), 5.00%, 9/1/47	A+		275,000	275,971
				2,233,815
Utah (2.1%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. A, 0.12%, 5/15/37	VMIG 1		1,000,000	1,000,000
				1,000,000
Virginia (2.0%)
VA State College Bldg. Auth. Edl. Fac. Rev. Bonds,
Ser. B, 5.00%, 9/1/22	Aa1		450,000	487,985
VA State Small Bus. Fin. Auth. Rev. Bonds, (National
Sr. Campuses, Inc. Oblig. Group)
5.00%, 1/1/25	A/F		250,000	291,610
5.00%, 1/1/24	A/F		150,000	169,598
				949,193
Washington (3.8%)
King Cnty., Swr. Mandatory Put Bonds (12/1/21),
2.60%, 1/1/43	Aa2		300,000	301,674
Port of Seattle Rev. Bonds, Ser. C, 5.00%, 5/1/24	A1		315,000	359,613
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 1.196%, 1/1/42	A+		100,000	100,403
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/3/23), (Fred Hutchinson Cancer Research Ctr.),
1.16%, 1/1/42	A+		1,000,000	1,010,070
				1,771,760
Total municipal bonds and notes (cost $47,285,478)				$47,794,727

		Principal amount/
SHORT-TERM INVESTMENTS (4.2%)*			shares	Value
Putnam Short Term Investment Fund Class P 0.17% L		Shares	1,865,119	$1,865,119
U.S. Treasury Bills 0.111%, 12/8/20			$100,000	99,999
Total short-term investments (cost $1,965,117)				$1,965,118

TOTAL INVESTMENTS
Total investments (cost $49,250,595)				$49,759,845

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2019 through November 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $46,561,852.

Short-Term Municipal Income Fund 31

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $2,621,857 to cover the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.11%, 0.15% and 0.23%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Transportation	14.9%
Local debt	14.6
Health care	13.7
Utilities	13.5
State debt	10.8

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/20
		Upfront
		premium	Termina-	Payments	Total return
Swap counterparty/		received	tion	received (paid)	received by	Unrealized
Notional amount	Value	(paid)	date	by fund	or paid by fund	appreciation
Morgan Stanley & Co. International PLC
$500,000	$9,336	$—	12/15/20	—	0.94% minus	$9,336
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		9,336
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total		$9,336

32 Short-Term Municipal Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$47,794,727	$—
Short-term investments	1,865,119	99,999	—
Totals by level	$1,865,119	$47,894,726	$—
		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$9,336	$—
Totals by level	$—	$9,336	$—

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 33

Statement of assets and liabilities 11/30/20

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $47,385,476)	$47,894,726
Affiliated issuers (identified cost $1,865,119) (Notes 1 and 5)	1,865,119
Cash	36,650
Interest and other receivables	288,736
Receivable for shares of the fund sold	5,743
Receivable for investments sold	31,116
Receivable from Manager (Note 2)	30,324
Unrealized appreciation on OTC swap contracts (Note 1)	9,336
Prepaid assets	27,007
Total assets	50,188,757

LIABILITIES
Payable for investments purchased	1,112,442
Payable for purchases of delayed delivery securities (Note 1)	2,396,857
Payable for shares of the fund repurchased	18,657
Payable for custodian fees (Note 2)	8,249
Payable for investor servicing fees (Note 2)	4,694
Payable for Trustee compensation and expenses (Note 2)	1,633
Payable for administrative services (Note 2)	130
Payable for distribution fees (Note 2)	9,145
Distributions payable to shareholders	1,466
Other accrued expenses	73,632
Total liabilities	3,626,905

Net assets	$46,561,852

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$45,979,517
Total distributable earnings (Note 1)	582,335
Total — Representing net assets applicable to capital shares outstanding	$46,561,852

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($20,955,213 divided by 2,063,639 shares)	$10.15
Offering price per class A share (100/97.75 of $10.15)*	$10.38
Net asset value and offering price per class B share ($51,217 divided by 5,043 shares)**	$10.16
Net asset value and offering price per class C share ($423,278 divided by 41,705 shares)**	$10.15
Net asset value, offering price and redemption price per class R6 share
($2,312,747 divided by 227,865 shares)	$10.15
Net asset value, offering price and redemption price per class Y share
($22,819,397 divided by 2,247,646 shares)	$10.15

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34 Short-Term Municipal Income Fund

Statement of operations Year ended 11/30/20

INVESTMENT INCOME
Interest (including interest income of $4,625 from investments in affiliated issuers) (Note 5)	$649,693
Total investment income	649,693

EXPENSES
Compensation of Manager (Note 2)	103,457
Investor servicing fees (Note 2)	23,271
Custodian fees (Note 2)	8,877
Trustee compensation and expenses (Note 2)	1,700
Distribution fees (Note 2)	54,503
Administrative services (Note 2)	942
Auditing and tax fees	53,682
Blue sky expense	86,268
Other	24,252
Fees waived and reimbursed by Manager (Note 2)	(174,353)
Total expenses	182,599
Expense reduction (Note 2)	(4,220)
Net expenses	178,379

Net investment income	471,314

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	16,407
Futures contracts (Note 1)	5,893
Swap contracts (Note 1)	81,000
Total net realized gain	103,300
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	290,942
Swap contracts	9,336
Total change in net unrealized appreciation	300,278

Net gain on investments	403,578

Net increase in net assets resulting from operations	$874,892

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 35

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/20	Year ended 11/30/19
Operations
Net investment income	$471,314	$393,721
Net realized gain on investments	103,300	21,333
Change in net unrealized appreciation of investments	300,278	255,963
Net increase in net assets resulting from operations	874,892	671,017
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(6,382)	(1,717)
Class B	(37)	(22)
Class C	(120)	(37)
Class M	—	(2)
Class R6	(557)	(166)
Class Y	(4,328)	(934)
From tax-exempt net investment income
Class A	(235,118)	(205,098)
Class B	(1,207)	(2,349)
Class C	(1,893)	(2,735)
Class M	—	(198)
Class R6	(24,981)	(24,078)
Class Y	(207,624)	(148,278)
Net realized short-term gain on investments
Class A	(3,104)	—
Class B	(8)	—
Class C	(63)	—
Class R6	(343)	—
Class Y	(3,381)	—
Increase from capital share transactions (Note 4)	21,416,719	5,436,238
Total increase in net assets	21,802,465	5,721,641

NET ASSETS
Beginning of year	24,759,387	19,037,746
End of year	$46,561,852	$24,759,387

The accompanying notes are an integral part of these financial statements.

36 Short-Term Municipal Income Fund

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Short-Term Municipal Income Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	(%)[b,c]	net assets (%)[c]	(%)
Class A
November 30, 2020	$10.08	.12	.07	.19	(.12)	—[e]	(.12)	$10.15	1.95	$20,955.59		1.19	51
November 30, 2019	9.95	.17	.13	.30	(.17)	—	(.17)	10.08	2.99	14,450.60		1.67	83
November 30, 2018	9.97	.14	(.02)	.12	(.14)	—	(.14)	9.95	1.22	9,792.61		1.43	76
November 30, 2017	9.92	.09	.05	.14	(.09)	—	(.09)	9.97	1.45	8,067	.60[d]	.93[d]	156
November 30, 2016	10.01	.06	(.09)	(.03)	(.06)	—	(.06)	9.92	(.33)	10,217	.60[d]	.56[d]	46
Class B
November 30, 2020	$10.08	.10	.08	.18	(.10)	—[e]	(.10)	$10.16	1.84	$51.79		1.05	51
November 30, 2019	9.95	.15	.12	.27	(.14)	—	(.14)	10.08	2.78	162.80		1.48	83
November 30, 2018	9.97	.12	(.02)	.10	(.12)	—	(.12)	9.95	1.01	168.81		1.23	76
November 30, 2017	9.91	.07	.06	.13	(.07)	—	(.07)	9.97	1.35	63	.80[d]	.74[d]	156
November 30, 2016	10.01	.04	(.10)	(.06)	(.04)	—	(.04)	9.91	(.63)	77	.80[d]	.36[d]	46
Class C
November 30, 2020	$10.08	.04	.08	.12	(.05)	—[e]	(.05)	$10.15	1.22	$423	1.34	.37	51
November 30, 2019	9.94	.09	.14	.23	(.09)	—	(.09)	10.08	2.32	311	1.35	.93	83
November 30, 2018	9.97	.07	(.03)	.04	(.07)	—	(.07)	9.94	.36	280	1.36	.68	76
November 30, 2017	9.91	.02	.06	.08	(.02)	—	(.02)	9.97	.81	314	1.33[d]	.22[d]	156
November 30, 2016	10.01	—[e]	(.10)	(.10)	—[e]	—	—[e]	9.91	(.99)	311	1.16[d]	—[d,f]	46
Class R6
November 30, 2020	$10.08	.14	.08	.22	(.15)	—[e]	(.15)	$10.15	2.22	$2,313.33		1.42	51
November 30, 2019	9.94	.20	.13	.33	(.19)	—	(.19)	10.08	3.37	1,347.33		1.95	83
November 30, 2018†	9.93	.10	.01	.11	(.10)	—	(.10)	9.94	1.10*	1,091	.17*	1.02*	76
Class Y
November 30, 2020	$10.08	.14	.08	.22	(.15)	—[e]	(.15)	$10.15	2.21	$22,819.34		1.38	51
November 30, 2019	9.94	.19	.14	.33	(.19)	—	(.19)	10.08	3.34	8,489.35		1.93	83
November 30, 2018	9.97	.17	(.03)	.14	(.17)	—	(.17)	9.94	1.37	7,694.36		1.66	76
November 30, 2017	9.91	.12	.06	.18	(.12)	—	(.12)	9.97	1.81	7,223	.35[d]	1.18[d]	156
November 30, 2016	10.01	.08	(.10)	(.02)	(.08)	—	(.08)	9.91	(.18)	10,606	.35[d]	.81[d]	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Short-Term Municipal Income Fund	Short-Term Municipal Income Fund 39

Financial highlights cont.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

			Percentage of average net assets
	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Class A	0.47%	0.84%	1.01%	1.05%	1.02%
Class B	0.47	0.84	1.01	1.05	1.02
Class C	0.47	0.84	1.01	1.05	1.02
Class R6	0.47	0.84	0.54	N/A	N/A
Class Y	0.47	0.84	1.01	1.05	1.02

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets.

	11/30/17	11/30/16
Class A	N/A	N/A
Class B	N/A	N/A
Class C	0.02%	0.19%
Class Y	N/A	N/A

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

40 Short-Term Municipal Income Fund

Notes to financial statements 11/30/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2019 through November 30, 2020.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R6 shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R6 shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R6 shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

Short-Term Municipal Income Fund 41

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

42 Short-Term Municipal Income Fund

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR

Short-Term Municipal Income Fund 43

prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,498 to decrease accumulated net investment loss and $3,498 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$546,661
Unrealized depreciation	(28,075)
Net unrealized appreciation	518,586
Undistributed short-term gain	61,391
Cost for federal income tax purposes	$49,250,595

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

44 Short-Term Municipal Income Fund

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.277% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2022, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.28% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $73,634 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $100,719 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$12,465	Class R6	880
Class B	72	Class Y	9,565
Class C	289	Total	$23,271

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,220 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $30, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Short-Term Municipal Income Fund 45

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$49,385
Class B	1.00%	0.45%	511
Class C	1.00%	1.00%	4,607
Total			$54,503

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $382 from the sale of class A shares, and received no monies and $1 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$37,011,071	$16,824,230
U.S. government securities (Long-term)	—	—
Total	$37,011,071	$16,824,230

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

46 Short-Term Municipal Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/20		YEAR ENDED 11/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	2,497,036	$25,185,681	1,019,981	$10,214,720
Shares issued in connection with
reinvestment of distributions	23,891	241,065	20,068	201,695
	2,520,927	25,426,746	1,040,049	10,416,415
Shares repurchased	(1,890,871)	(19,062,006)	(590,696)	(5,917,377)
Net increase	630,056	$6,364,740	449,353	$4,499,038

	YEAR ENDED 11/30/20		YEAR ENDED 11/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	601	$6,002	—	$—
Shares issued in connection with
reinvestment of distributions	122	1,228	237	2,371
	723	7,230	237	2,371
Shares repurchased	(11,747)	(118,481)	(1,096)	(10,987)
Net decrease	(11,024)	$(111,251)	(859)	$(8,616)

	YEAR ENDED 11/30/20		YEAR ENDED 11/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	72,378	$733,108	11,687	$117,321
Shares issued in connection with
reinvestment of distributions	207	2,076	272	2,736
	72,585	735,184	11,959	120,057
Shares repurchased	(61,761)	(624,273)	(9,286)	(93,496)
Net increase	10,824	$110,911	2,673	$26,561

	YEAR ENDED 11/30/19*
Class M	Shares	Amount
Shares sold	—	$—
Shares issued in connection with reinvestment of
distributions	19	187
	19	187
Shares repurchased	(1,271)	(12,811)
Net decrease	(1,252)	$(12,624)

Short-Term Municipal Income Fund 47

	YEAR ENDED 11/30/20		YEAR ENDED 11/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	142,009	$1,429,568	58,287	$584,042
Shares issued in connection with
reinvestment of distributions	2,402	24,237	2,345	23,549
	144,411	1,453,805	60,632	607,591
Shares repurchased	(50,208)	(506,410)	(36,713)	(367,963)
Net increase	94,203	$947,395	23,919	$239,628

	YEAR ENDED 11/30/20		YEAR ENDED 11/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,256,935	$22,698,672	626,198	$6,268,882
Shares issued in connection with
reinvestment of distributions	20,933	211,390	14,786	148,589
	2,277,868	22,910,062	640,984	6,417,471
Shares repurchased	(872,537)	(8,805,138)	(572,314)	(5,725,220)
Net increase	1,405,331	$14,104,924	68,670	$692,251

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/19	cost	proceeds	income	of 11/30/20
Short-term investments
Putnam Short Term
Investment Fund*	$746,542	$35,558,156	$34,439,579	$4,625	$1,865,119
Total Short-term
investments	$746,542	$35,558,156	$34,439,579	$4,625	$1,865,119

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and

48 Short-Term Municipal Income Fund

financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	—*
OTC total return swap contracts (notional)	$1,000,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$9,336	Payables	$—
Total		$9,336		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$5,893	$81,000	$86,893
Total	$5,893	$81,000	$86,893

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$9,336	$9,336
Total	$9,336	$9,336

Short-Term Municipal Income Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Morgan Stanley & Co.	Total
	International PLC
Assets:
OTC Total return swap contracts*#	$9,336	$9,336
Total Assets	$9,336	$9,336
Liabilities:
OTC Total return swap contracts*#	—	—
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$9,336	$9,336
Total collateral received (pledged)†##	$—
Net amount	$9,336
Controlled collateral received (including TBA
commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

50 Short-Term Municipal Income Fund

Note 10: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Risk Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Risk Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

Short-Term Municipal Income Fund 51

Federal tax information (Unaudited)

The fund has designated 97.62% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

52 Short-Term Municipal Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Short-Term Municipal Income Fund 53

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2020, there were 96 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54 Short-Term Municipal Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Short-Term Municipal Income Fund 55

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

56 Short-Term Municipal Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, sustainable, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered	Officer, and Chief Risk Officer	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2020	$31,386	$ —	$7,135	$ —
November 30, 2019	$45,418	$ —	$5,660	$ —

For the fiscal years ended November 30, 2020 and November 30, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $352,977 and $5,660 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2020	$ —	$345,842	$ —	$ —
November 30, 2019	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 26, 2021